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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):
                               December 14, 20011

                                 FMC CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                     1-2376                  94-4079804
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Randolph Drive
                             Chicago, Illinois 60601

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (312) 861-6000


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          (Former name or former address, if changed since last report)


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*Date that information statement is first mailed to stockholders.

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Item 5.   Other Events

          On or about December 14, 2001, FMC Corporation issued an Information Statement about its spin-off of FMC Technologies, Inc. The Information Statement contains a description of the terms of the spin-off, FMC Technologies, Inc. and its common stock, and is attached as Exhibit 99.1 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               The following exhibits are filed herewith:

               99.1  Information Statement dated December 14, 2001.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FMC CORPORATION

Date:  December 14, 2001                     By: /s/ Stephen F. Gates
                                                 -------------------------------
                                                 Name: Stephen F. Gates
                                                 Title: Senior Vice President,
                                                        General Counsel and
                                                         Secretary

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                                  EXHIBIT INDEX

         99.1      Information Statement dated December 14, 2001.

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